                                                                    Exhibit 10.8

                         MARKETING SERVICES AGREEMENT


          MARKETING SERVICES AGREEMENT, dated as of November 1, 1995, between HEALTHPARTNERS FUNDING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), HEALTHPARTNERS FINANCIAL CORPORATION, a Delaware corporation (the "General Partner") and STEVEN SILVER, (the "Consultant") .


                              W I T N E S E T H:
                              ------------------

          The Partnership is in the business of financing the operations, accounts receivable, and equipment of middle market health care service companies. The Partnership's customers include nursing home companies, home health care companies, hospitals, large physician practices and other health care service providers.

          The General Partner is the general partner of the partnership.

          Consultant is in the business of providing consulting services in the field of marketing and systems analysis.

          The Partnership desires to obtain and engage Consultant to provide marketing services to the Partnership on the terms and conditions herein set forth, and the Consultant desires to provide such services to the Partnership.

          Accordingly, in consideration of the mutual covenants and representations contained herein, the parties agree as follows:

          1.  Full-Time Engagement of Executive.
              ----------------------------------

               1.1.  Duties and Status.
                     ------------------

                     (a) The Partnership hereby engages the Consultant for the period specified in paragraph 4 (the "Term"), and the Consultant accepts such engagement, on the terms and conditions set forth in this Agreement. During the Term, the Consultant shall, subject at all times to the direction and review of the General Partner, be entitled to exercise such authority and perform such duties as are commensurate with the authority exercised and duties performed by a marketing director. The Consultant shall, subject at all times to the direction and review of the Board, develop and implement all advertising and promotion campaigns, coordinate all sales and marketing efforts, and supervise all sales persons employed or retained by the Partnership.

                     (b) During the Term, the Consultant shall (i) not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation or any other activity which, in the judgment of the Board, competes, conflicts or interferes with the performance of

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his duties hereunder in any way, and (ii) accept and perform any and all other duties assigned to it by the Board, provided that the performance of such duties shall not be inconsistent with the scope of the duties provided for in subparagraph (a) of this paragraph 1.1.

                     (c) The consulting services called for hereunder shall be provided by Steven Silver, or such other individual or individuals as may be accepted by the Partnership. Consultant agrees to cause all employees or agents of Consultant who are providing services hereunder to execute a written agreement binding such individual to the provisions of Sections 2 and 3 hereof.

          1.2.  Compensation.    As compensation for  his services under this
                ------------
Agreement, the Partnership shall pay the Consultant a commission equal to one half of all commitment or initiation fees paid to the Partnership with respect to any transaction generated directly by the efforts of Consultant. The fees payable to Consultant shall be paid within thirty (30) days after receipt by the Partnership of such commitment or initiation fees.

          1.3.  Stock Options.
                --------------

                (a) Grant of Option.  The General Partner represents and
                    ---------------
warrants that as of the date hereof there exist 750,000 shares of common stock outstanding and options to purchase 83,333 shares of the same, and except as aforesaid there is no outstanding stock of the General Partner. The General Partner, for value received, hereby grants to the Consultant the option to acquire from the General Partner 8,417 duly authorized, validly issued, fully paid and nonassessable shares of the common stock of the General Partner at a purchase price of $11.89 per share. The General Partner shall reserve and keep available such number of shares as will satisfy the requirements of this option. Appropriate adjustment shall be made to the number of shares subject to the option granted hereunder in order to give effect to any stock splits, subdivisions, combinations or stock dividends, occurring after the date of this Agreement, such that immediately after the distribution date of such stock dividend or the effective date of such subdivision, split-up or combination, as the case may be, the Consultant shall be entitled to purchase the number of shares that he would have held after such stock dividend, subdivision, split-up or combination, as the case may be, at the aggregate price he would have paid for such shares, if he had exercised this option immediately prior to such event. The decision of the Board of Directors of the General Partner as to the amount of timing of any such adjustment shall be binding and conclusive on all parties.

                     (b) Reorganization Reclassification. If any capital
                         -------------------------------
reorganization or reclassification of the capital stock of

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the General Partner shall be effected in such a way that the then holders of capital stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their capital stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made which grant the Consultant the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option and in lieu of the shares immediately theretofore purchasable hereunder and receivable upon the exercise of this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal in value of outstanding shares immediately theretofore purchasable and receivable upon the exercise of this Option, and in any such case appropriate provision shall be made with respect to the rights and interests of the Consultant to the end that the provisions hereof (including, without limitation, to the extent provided herein, provisions for adjustments of the number of shares purchasable and receivable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                     (c) Notice of  Adjustment.  The  General Partner shall
                         ---------------------
give notice to the Consultant as soon as practicable after any adjustment of the exercise price or of the number of shares purchasable upon exercise of this Option. Such notice shall state the exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is made.

                      (d)  Sale of the General Partner.
                           ----------------------------

                           (i) Definitions. As used in this Option, the
                               -----------
following terms shall have the meaning set forth below:

                           (A) "Sale of the General Partner" shall mean a
transaction in which an Independent Third Party or group of Independent Third Parties acquire (1) all of the issued and outstanding capital stock of the General Partner, whether by merger, consolidation or sale or transfer of stock, or (2) all or substantially all of the General Partner's assets.

                           (B) "Independent Third Party" shall mean any person
or entity who, immediately prior to the contemplated transaction, does not own in excess of 5% of the General Partner's common stock on a fully diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner, and who is not a family Member of any such 5% Owner.

                           (ii) Sale of the General Partner. In the event of any
                                ---------------------------
Sale of the General Partner, the Consultant shall be

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obligated to exercise the Option and sell the shares of common stock in connection with such Sale of the General Partner, except that in lieu of exercising the Option, the Consultant shall be entitled to surrender the Option back to the General Partner.

          (e) Notices of Stock Dividends. Redemptions, Subscriptions,
              -------------------------------------------------------
Reclassifications, Consolidations, Mergers, Etc. If at any time:  (i) the
- ------------------------------------------------
General Partner shall declare a dividend on its common stock; (ii) the General Partner shall authorize the granting to the holders of its common stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (iii) there shall be any capital reorganizations, or reclassification of the capital stock of the General Partner, or consolidation or merger of the General Partner with, or sale of all or substantially all of its assets to, another corporation or firm; or (iv) there shall be filed a registration statement pursuant to the Securities Act of 1933, as amended, or
(v) there shall be a redemption or repurchase in excess of an aggregate of $1,000,000 in one transaction of the General Partner's equity securities; or
(vi) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the General Partner (items (i) through (vi) above, "Notice Events"); then, at least ten (10) days prior to the applicable record date hereinafter specified or in the absence of such record date, the date such event is expected to become effective, the General Partner shall deliver notice to the Consultant summarizing such Notice Event and stating, as applicable, the record date (or if a record is not to be taken the date as of which the rights of the shareholders of record are to be determined) the date on which such Notice Event is expected to become effective, and, if applicable, the date as of which it is expected the holders of capital stock of record shall be entitled to effect any change of their capital stock for cash, securities or other property deliverable upon such Notice Event.

          (f) Exercise Period.   The option granted under the Plan will expire
              ---------------
on the 10th anniversary of the date of this Agreement.

          (g) Limitation Upon Transfer of Options. The option granted herein may
              ----------------------------------
not be assigned (except by will or intestacy), pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, this option shall immediately lapse and become null and void.

          (h) Termination and Forfeiture of Options. In the event of the
              -------------------------------------
termination of this Consulting Agreement for any reason, all unexercised options of the Consultant will terminate, be forfeited and will lapse unless such options are

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exercised by the Consultant within one year after the Consulting Agreement with the Partnership is terminated.

          (i) Exercise of Options.   To exercise an option, the Consultant shall
              -------------------
give written notice to the General Partner's Secretary, substantially in the form as Exhibit A attached hereto, at the General Partner's principal place of business accompanied by full payment for the shares being purchased and a written statement that the shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the shares subject to the option are registered under the Securities Act of 1933, as amended.

          (j) Manner of Payment.  Consultant may pay the option price for the
              -----------------
shares being purchased upon exercise of the option either (i) in cash or by check made payable to the order of the General Partner, (ii) with shares of the General Partner, to the extent the Fair Market Value of such shares on the date of exercise equals the option price for the shares being purchased, (iii) by surrender to the General Partner of options to purchase shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The General Partner shall have the right to withhold and deduct from the number of shares deliverable upon the exercise of any options hereunder a number of shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the General Partner is obligated to withhold or deduct from amounts payable to the Consultant.

          (k) Fair Market Value.  In the event that shares are not listed and
              -----------------
actively traded on any established national securities exchange, the "Fair Market Value" per share as of any particular date shall be determined by the Board of Directors of the Company. In the event that shares are so listed and actively traded, the "Fair Market Value" per share as of any particular date shall be the closing price per share on the trading day immediately preceding such date on such national securities exchange on which the shares are listed on such date.

          (l) Share Certificates. Certificates representing shares issued
              ------------------
pursuant to this Option which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

                "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred unless registered under the provisions of that Act or if an exemption from registration is available."

     The General Partner shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any exercise of an option:
(i) until after compliance with all then applicable requirements of law; and
(ii) prior to admission of such shares to listing on any stock exchange on which the General Partner's outstanding shares may then be listed.

          (m) Registration.   If the General Partner shall be advised by its
              ------------
counsel that shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the General Partner may effect such registration or obtain such consent, and delivery of the shares by the General Partner may be deferred until registration is effected or consent obtained. The General Partner agrees that the Consultant shall have registration rights pari-pasu with those that may be obtained by the existing principals of the General Partner.

          (n) Issuance of Shares.   No shares will be issued until full
              ------------------
payment for such shares has been made. Consultant shall have no rights as a shareholder with respect to optioned shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

          (o) Period of Exercise of Option. The Option shall be immediately
              ----------------------------
exercisable and fully vested as of the date hereof, notwithstanding any termination of this Services Agreement.

       1.4.  Reimbursement of Expenses. Consultant shall be entitled to be
             -------------------------
reimbursed for all reasonable expenses incurred on behalf of the Partnership in connection with Consultant's services hereunder. Provided, however, nothing herein shall be construed as obligating the Company to reimburse Consultant for its ordinary and necessary operating expenses, including, but not limited to, salaries, and general administrative overhead expenses.

     2.  Competition; Confidential Information. The Consultant and the
         -------------------------------------
Partnership recognize that due to the nature of his association with the Partnership and its affiliates and of his engagements hereunder, and the relationship of the consultant to the Partnership and its affiliates, the Consultant will have access to and will acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of the Partnership and its affiliates, including, without limiting the generality of the foregoing, information with respect to present and proposed projects, transactions completed and under negotiation, financing and sales and marketing methods. The Consultant acknowledges that such information will continue to be of vital importance to the business of the Partnership and its affiliates and that disclosure of it to or its use by others could cause substantial loss to the Partnership. The Consultant and the Partnership also recognize that an important part of the Consultant's duties will be to develop good will for the Partnership and its affiliates through his personal contact with customers, agents and others having business relationships with the Partnership and its affiliates, and that there is a danger that this good will, a proprietary asset of the Partnership and its affiliates, may follow the Consultant if and when his relationship with the Partnership is terminated. The Consultant accordingly agrees as follows:

                2.1.  Non-Competition and Non-Solicitation.
                      -------------------------------------

                      (a) For purposes of this Agreement, the "Non-Competition Period" shall be a period of 3 months from and after termination of the Consultant's Consulting Agreement with the Partnership.

                      (b) During the Term the Consultant will not, directly or indirectly, either individually or as owner, partner, agent, employee, consultant or otherwise, except for the account of and on behalf of the Partnership or its affiliates, compete with the Partnership or any of its affiliates in any manner whatsoever. During the Term, the Consultant shall report and make available to the Partnership in a prompt and timely manner all business opportunities which are within the scope of the business of the Partnership or its affiliates and which become available to the Consultant or of which he has knowledge.

                      (c) During the Term, and the Non-competition Period, the Consultant will not, directly or indirectly, either individually or as owner, partner, agent, employee, consultant or otherwise (except during the Consultant's Consulting Agreement with the Partnership and then only for the account and on behalf of the Partnership or its affiliates), solicit, attempt to solicit or otherwise engage the services of, or become associated in any business similar to any business of the Partnership with, any person who was an employee, officer or director of the Partnership or any of its affiliates during the 12 months preceding the date the Consultant's Consulting Agreement with the Partnership is terminated.

          2.2. Trade Secrets. The Consultant will keep confidential any trade
               -------------
secrets or confidential or proprietary information of the Partnership and its affiliates which are now known to him or which hereafter may become known to him as a result of his association with the Partnership and shall not at any time directly or indirectly disclose any such information to any person, firm or corporation, or use the same in any way other than in connection with the business of the Partnership or its affiliates

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

during and at all times after the expiration of the Term. For purposes of this Agreement, "trade secrets or confidential or proprietary information" means information unique to the Partnership or any of its affiliates which has a significant business purpose and is not known or generally available from sources outside the Partnership or any of its affiliates or typical of industry practice. The parties hereto agree that the Consultant's pre-existing contact list of clients and prospects shall not be considered trade secrets or confidential or proprietary information of the Partnership.

          3.   Partnership's Remedies for Breach. It is recognized that damages
               ---------------------------------
in the event of a breach of paragraph 2 by the Consultant would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Partnership, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and the Consultant hereby waives any and all defenses he may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Partnership may have.

           4.   Term.
                -----

               4.1.  Duration and Extension.
                     -----------------------

                     (a) The Term shall commence on the date of this Agreement and shall continue until the close of business on December 31, 1996.

                     (b) On December 31, 1996, and on each December 31, thereafter, the Term shall be extended for an additional one year period, unless the Partnership or the Consultant notifies the other in writing at least 30 days prior to such anniversary date of its intention not to so extend the Term.

               4.2.  Termination.
                     ------------

                     (a) Either party may immediately terminate this Agreement for cause, and, upon such termination, the terminating party will have no further obligation to the other party.

          4.3.  Return of Partnership Property.  Consultant authorizes the
                ------------------------------
Partnership to withhold any amounts due to it until all property of the Partnership or entrusted to the consultant by the Partnership at any time during the Term has been returned to the Partnership. The Consultant authorizes the Consultant to deduct from any amounts otherwise due to it, an amount equal to any outstanding advances made by the Partnership to it or on its


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

behalf, any obligations it incurred for which it is responsible, and any amounts otherwise owed by it to the Partnership.

               4.4.  Definitions.  The following words shall have the specified
                     -----------
meanings when used in the paragraphs specified:

                      In this Agreement the term "cause" means:

          (a) with respect to the Consultant, (1) an action or failure to act constituting fraud, misappropriation or intentional material damage to the property or business of the Partnership, (2) the commission of an act of deliberate and material dishonesty, (3) a material breach of this Agreement,
(4) commission of a crime resulting in a fine of $500 or more and/or imprisonment, or causing the Partnership to commit such a crime; or (5) continuance of willful and repeated failure by the Consultant to perform his duties in compliance with this Agreement after written notice to the Consultant by the General Partner specifying such failure; provided that such "cause" shall have been found by a majority vote of the entire Board of Directors of the General Partner after at least 10 days' written notice to the Consultant specifying the cause proposed to be claimed and after an opportunity for the Consultant to be heard at a meeting of such Board of Directors; and

           (b) with respect to the Partnership, a material breach of the Partnership's obligations under this Agreement.

          5.  Notices. Any notices, requests, demands and other communications
              -------
provided for by this Agreement shall be sufficient if in writing and personally delivered or sent by registered or certified mail to the Consultant at the last address he has filed in writing with the Partnership or, in the case of the Partnership, at its principal executive offices.

          6.  Binding Agreement. This Agreement shall be effective as of the
              -----------------
date hereof and shall be binding upon and inure to the benefit of the Consultant and its successors and assigns. Consultant may not assign its rights or obligations under this Agreement without the written consent of the Partnership and the General Partner. The rights and obligations of the Partnership under this Agreement shall inure to the benefit of and shall be binding upon any successor of the Partnership. The Partnership shall have the right to assign this Agreement to any successors to its Business or substantially all of its assets, without the consent of Consultant.

          7.  Entire Agreement. This Agreement constitutes the entire
              ----------------
understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties. This Agreement shall be governed by the laws of the

State of Maryland and the invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement the date first above written.


ATTEST:                         HEALTHPARTNERS FUNDING LIMITED
                                PARTNERSHIP

                                By:  HEALTHPARTNERS FINANCIAL CORPORATION

{SIGNATURE APPEARS HERE]             Name:
- --------------------------           Title: /s/ John K. Deloney
                                            -------------------------------
                                                John K. Deloney
                                            -------------------------------
                                                President
                                            -------------------------------
Attest:


[SIGNATURE APPEARS HERE]             Name:
- --------------------------           Title: /s/ John K. Deloney
                                            -------------------------------
                                                John K. Deloney
                                            -------------------------------
                                                President
                                            -------------------------------


WITNESS:

[SIGNATURE APPEARS HERE]                    /s/ Steven Silver
- --------------------------                  -------------------------------
                                            Steven Silver

                                                           EXHIBIT A
                                                           ---------



                           Date:____________________

Secretary
HEALTHPARTNERS FINANCIAL CORPORATION

To the Secretary:

          I hereby exercise my option to purchase _______________ shares of common stock, par value $ .01 per share ("Shares"), of HealthPartners Financial Corporation in accordance with the terms set forth in the Marketing Services Agreement with Steven Silver dated ______________________________.

           In full payment for such exercise, please find enclosed

          [_] check in the amount of $____________

          [_] Shares having a Fair Market Value of $__________

          [_] Options, bearing an exercise price of $_________, to purchase
                ______ Shares having a Fair Market Value of $ _________ , resulting in a "spread" of $__________.

I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                Very truly yours,


                                ----------------------------------------

                                ----------------------------------------
                                               Print Name

                                    CONSENT
                                    -------


          This Consent is entered into as of January 1, 1996 between HEALTHPARTNERS FUNDING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), HEALTHPARTNERS FINANCIAL CORPORATION, a Delaware corporation (the "General Partner"), STEVEN SILVER, (the "Consultant"), and MEDICAL MARKETING AND SERVICES, INC., a Maryland corporation (the "Assignee").



                                    RECITALS
                                    --------



          The Partnership, the General Partner, and Consultant entered into a marketing services agreement on November 1, 1995 (the "Agreement").

          Under the terms of the Agreement, the services to be provided thereunder were to be provided personally by Steven Silver and any assignment of Consultant's rights or obligations under the Agreement required the consent of the Partnership.

          The Consultant desires to assign his rights under the Agreement to the Assignee. The Consultant owns a majority of the stock in the Assignee and is the controlling shareholder of the Assignee.

          The Consultant has requested that the Partnership and the General Partner consent to the assignment of a portion of his rights and obligations under the Agreement to the Assignee.

          NOW, THEREFORE, in. consideration of the foregoing recitals, which are deemed to be a substantive part hereof, the mutual promises of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



          1. Consultant hereby assigns its rights and obligations under the Agreement to Medical Marketing & Services, Inc. reserving unto himself the stock option granted pursuant to Section 1.3 of the Agreement. Medical Marketing Services, Inc. agrees that any and all commissions or other compensation received from the Partnership on account of Consultant's performance under the Agreement shall be paid directly to Consultant from Medical Marketing Services, Inc. as compensation, without setoff.

          2. Assignee hereby agrees to be bound by all of the terms and conditions of the Agreement.

          3. Consultant agrees that he shall remain subject to the provisions of Section 2 and Section 3 of the Agreement regarding non-competition, non-solicitation and confidential information as if the Agreement had not been assigned.

          4. The Partnership and the General partner hereby consent to the assignment of the agreement to the assignee in accordance with the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


WITNESS/ATTEST:                      HEALTHPARTNERS FUNDING, L.P



SIGNATURE APPEARS HERE               By: SIGNATURE APPEARS HERE    (SEAL)
- -----------------------------           --------------------------


WITNESS/ATTEST:                      HEALTHPARTNERS FINANCIAL
                                     CORPORATION


SIGNATURE APPEARS HERE               By: SIGNATURE APPEARS HERE    (SEAL)
- -----------------------------           --------------------------



WITNESS/ATTEST:



SIGNATURE APPEARS HERE               By: /s/ Steven Silver         (SEAL)
- -----------------------------           --------------------------
                                        Steven Silver


WITNESS/ATTEST:                      MEDICAL MARKETING AND SERVICES,
                                     INC.


SIGNATURE APPEARS HERE               By: SIGNATURE APPEARS HERE    (SEAL)
- -----------------------------           --------------------------